                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          BIGSTAR ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100

                                                                     May 9, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders, which will be held at 258 East Montauk Highway, Hampton Bays, New York at 9:00 a.m. on Tuesday, June 5, 2001.

     The official Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the annual meeting. Accordingly, please date, sign and return the enclosed Proxy Card promptly. No postage is required if the Proxy Card is mailed in the United States.

     I hope that you will attend the meeting and I look forward to seeing you there.

                                          Sincerely,

                                        /s/ David Friedensohn
                                          DAVID FRIEDENSOHN
                                          Chief Executive Officer and
                                          Chairman of the Board

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of BigStar Entertainment, Inc., a Delaware corporation ("BigStar"), will be held on Tuesday, June 5, 2001, at 9:00 a.m. (local time), at the Indian Cove Restaurant, 258 East Montauk Highway, Hampton Bays, New York, for the following purposes:

        1. To elect two Class II directors to the Board of Directors of BigStar;

        2. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

     Only stockholders of record at the close of business on May 2, 2001 are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please promptly complete, sign, date and return the enclosed proxy card in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. No postage is required if the proxy card is mailed in the United States. This will ensure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors,

                                          By: /s/ David Friedensohn
                                          --------------------------------------
                                          David Friedensohn
                                          Chief Executive Officer and
                                          Chairman of the Board

New York, New York
May 9, 2001

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVISE THEIR PROXY CARD AND VOTE THEIR SHARES IN PERSON.

                          BIGSTAR ENTERTAINMENT, INC.
                          19 FULTON STREET, 5TH FLOOR
                         NEW YORK, NEW YORK 10038-2100
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2001
                            ------------------------

     This proxy statement and the enclosed proxy card are furnished to stockholders of BigStar Entertainment, Inc., a Delaware corporation ("BigStar"), in connection with the solicitation of proxies by the Board of Directors of BigStar (the "Board") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at 9:00 a.m. at 258 East Montauk Highway, Hampton Bays, New York, on Tuesday, June 5, 2001, and at any adjournment or postponement thereof.

     This proxy statement, and the accompanying form of proxy card, are first being mailed to stockholders on or about May 9, 2001.

PURPOSE OF THE ANNUAL MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

RECORD DATE AND OUTSTANDING SHARES

     The Board has fixed the close of business on May 2, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of May 2, 2001, BigStar had outstanding and entitled to vote 7,956,115 shares of common stock, par value $0.001 per share (the "Common Stock") comprising all of BigStar's issued and outstanding voting stock.

     BigStar encourages each stockholder to vote and to vote promptly. Voting promptly may save BigStar the expense of a second mailing.

REVOCABILITY AND VOTING OF PROXIES

     Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote by (i) submitting a later-dated proxy card;
(ii) by giving timely written notice to David Friedensohn, Chief Executive Officer and Chairman of the Board of BigStar stating that the proxy card is revoked; or (iii) attending the Annual Meeting and voting in person. Please note, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

     Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxy cards received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" election of each of BigStar's nominees as a director, and, by the proxies in their discretion on any other matters to come before the Annual Meeting, or any postponement or adjournment thereof.

VOTING AT THE ANNUAL MEETING

     Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of directors. Abstentions and broker "non-votes" are not counted for purpose of the election of directors.

SOLICITATION

     BigStar will bear the costs of solicitation of proxy cards. Following the mailing of proxy solicitation material, proxy cards may also be solicited by directors, officers and regular employees of BigStar (without special compensation) in person, by telephone or by electronic means. BigStar may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. BigStar will pay the expenses for the preparation of proxy materials and the solicitation of proxy cards for the Annual Meeting.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of BigStar provide that the Board is divided into three classes, denominated Class I, Class II and Class III, the terms of which expire consecutively over a three-year period. At the Annual Meeting, two individuals will be elected as Class II directors for a three-year term until their successors are elected and qualified.

     The Board of Directors currently has four members; Jeff Soinski and Daniel John Woods, who are Class II Directors and whose terms expire at this Annual Meeting and each of whom is a nominee for election; David Friedensohn, who is a Class III Director and whose term expires at the 2002 annual meeting of stockholders; and I. Martin Pompadur, who is a Class I Director and whose term expires at the 2003 annual meeting of stockholders.

     Unless otherwise instructed, the proxy holders will vote the proxy cards received by them for the nominees named below, all of whom are presently directors of BigStar. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy cards will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If stockholders properly nominate persons other than BigStar's nominees for election as directors, the proxy holders will vote all proxy cards received by them to assure the election of as many of BigStar's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the 2004 annual meeting of stockholders or until his earlier death, resignation or removal. There is no family relationship between any director and any other director or executive officer of BigStar.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. SOINSKI AND WOODS AS DIRECTORS.

DIRECTOR INFORMATION

     The following provides information about each nominee and continuing director, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors. The information concerning the directors and their security holdings has been furnished to us by each director.

     JEFF SOINSKI, age 39, has been the Chief Executive Officer of Mad Dogs & Englishmen, an advertising agency headquartered in New York City since January 2000. From 1992 until 1999, Mr. Soinski served as the President and Chief Executive Officer of ViroTex Corporation, a pharmaceutical development company which was sold to Atrix Laboratories, Inc., a Nasdaq-traded pharmaceutical company focused on advanced drug delivery. Mr. Soinski has an AB degree from Dartmouth College.

     DANIEL JOHN WOODS, age 40, has been the Chief Technology Officer of CapitalThinking, Inc., a web-based financial services applications and technology company, since September 1999. From 1998 until September 1999, Mr. Woods served as the Vice President and Chief Technology Officer of TheStreet.com, a Nasdaq-traded web-based provider of original, timely, comprehensive and financial news, commentary and information aimed at helping readers make informed investment decisions. Previously, from 1996 until 1998, Mr. Woods served as a software applications manager for Pathfinder, a division of Time Warner, Inc. Mr. Woods has an MS degree from the Columbia University Graduate School of Journalism and a BS degree in Computer Science from the University of Michigan.

DIRECTOR TO CONTINUE IN OFFICE UNTIL THE 2002 ANNUAL MEETING (CLASS III)

     DAVID FRIEDENSOHN, age 39 -- Mr. Friedensohn has served as Chairman and Chief Executive Officer of BigStar since its formation in March 1998. Prior to joining BigStar, Mr. Friedensohn served as the Chief

Executive Officer of SonicNet, which was sold in December 1997 as part of Paradigm Music Entertainment to TCI Music, an affiliate of Tele-Communications, Inc. Mr. Friedensohn previously held the positions of Vice President, Business Development and General Manager of the Wildflower Partners Fund at Prodigy from October 1995 until January 1997 and was Chairman of the Board and President of SonicNet from January 1996 to January 1997. Prior to working at Prodigy, Mr. Friedensohn served as the President of GB Investment Corp., a consulting company to the entertainment industry. Mr. Friedensohn received a Bachelor of Arts from Dartmouth College in 1983 and a Masters in Business Administration from Columbia University Graduate School of Business in 1987.

DIRECTOR TO CONTINUE IN OFFICE UNTIL THE 2003 ANNUAL MEETING (CLASS I)

     I. MARTIN POMPADUR, age 64 -- Mr. Pompadur has served as a director of BigStar since June 1999. He has served as Chairman of News Corporation Europe since January 2000, and an Executive Vice President of News Corporation and a member of News Corporation's Executive Management Committee since June 1998. Since 1988, Mr. Pompadur has also served as the President and Chief Executive Officer of RP Companies and is currently the Chairman, Chief Executive Officer and Chief Operating Officer of a number of private and public limited partnerships, which operate television stations, radio stations and cable television systems. From 1977 to 1982, Mr. Pompadur served as the President of Ziff Corporation. From 1960 to 1977, Mr. Pompadur held various positions with American Broadcasting Companies, including General Manager of the Television Network, Vice President of the Broadcast Division and President of the Leisure Activities Group. Mr. Pompadur was also elected to ABC's board of directors. Mr. Pompadur received a Bachelor of Arts from Williams College in 1955 and a law degree from the University of Michigan in 1958.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors held eight meetings and acted six times by unanimous consent. During 2000, no director attended fewer than 75% of the number of meetings of the Board or each committee of the board of which he was a member held during the period he served on the Board.

     The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board does not have a nominating or similar committee.

     The Audit Committee is presently comprised of Jeff Soinski and Daniel John Woods. The duties and responsibilities of the Audit Committee include (a) recommending to the Board the appointment of BigStar's independent public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing BigStar's significant accounting policies and internal controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board.

     The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee is composed of outside directors who are not officers or employees of BigStar or its subsidiaries. In the opinion of the Board and as "independent" is defined under the standards of the National Association of Securities Dealers, these directors are independent of management and free of any relationships that would interfere with their exercise of independent judgement as members of the Audit Committee. The Audit Committee met on four occasions during 2000.

     The Compensation Committee is presently comprised of Jeff Soinski and Daniel John Woods. The Compensation Committee reviews and approves the compensation of BigStar's executive officers and administers the 1999 Amended and Restated 1999 Employee Stock Option and Incentive Plan (the "Plan"). The Compensation Committee met on seven occasions during 2000.

DIRECTOR COMPENSATION

     Directors currently receive cash compensation from BigStar for their service as members of the Board, are reimbursed for certain expenses in connection with their attendance at Board and committee meetings. Each Non-employee director receives the following compensation for his service as a director: (i) $10,000 per year payable quarterly in arrears; (ii) $1,000 for attending any meeting for the Board plus reasonable out-of-pocket expenses incurred in connection with such meeting; (iii) $1,000 for attending any meeting of any committee of the Board plus reasonable out-of-pocket expenses incurred in connection therewith; and
(iv) upon appointment to the Board, a one-time grant of options for 35,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant. These options shall vest monthly over one year subject to acceleration upon certain capital transactions and shall expire five (5) years from the date of grant. Additionally, from time to time, certain directors of BigStar have received additional grants of options and warrants to purchase shares of BigStar's Common Stock pursuant to the Plan. All options granted to directors after the date in which BigStar has been traded on the OTC Bulletin Board shall have an exercise price equal to the closing bid price of BigStar's Common Stock as quoted by the OTC Bulletin Board.

     Accordingly, some non-employee directors received options to purchase 35,000 shares of Common Stock on April 12, 2000 at $2.75 per share and others on October 5, 2000 at $0.4375 per share.

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of BigStar:

NAME                                   AGE                           POSITION
----                                   ---                           --------
David Friedensohn....................  39     Chairman of the Board and Chief Executive Officer
David Levitsky(1)....................  39     Executive Vice President -- Strategy Planning and
                                              Secretary
Robert S. Yingling(2)................  39     Chief Financial Officer
Frederic Bien(3).....................  39     Chief Technology Officer
Edward Catto(4)......................  37     Vice President -- Marketing

---------------
(1) Mr. Levitsky resigned from BigStar in December 2000.

(2) Mr. Yingling resigned from BigStar in January 2001.

(3) Mr. Bien resigned from BigStar in October 2000.

(4) Mr. Catto has not been employed with BigStar since October 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned for services rendered to BigStar in all capacities for the years ended December 31, 2000, 1999 and 1998 by BigStar's Chief Executive Officer and its four next most highly compensated executive officers who earned more than $100,000 during the fiscal years ended December 31, 2000, 1999 and 1998 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   ------------
                                                                                    SECURITIES
                                                            ANNUAL COMPENSATION     UNDERLYING
                                                            -------------------    OPTIONS/SARS
NAME AND PRINCIPAL POSITION                         YEAR     SALARY      BONUS        (#)(1)
---------------------------                         ----    --------    -------    ------------
David Friedensohn
  Chairman of the Board and Chief Executive
  Officer.........................................  2000    $200,000    $40,000      194,000(2)
                                                    1999     160,000         --      194,000
                                                    1998     120,000    $90,000           --
David Levitsky(3)
  Executive Vice President -- Strategic Planning
  and
  Secretary.......................................  2000     154,500         --           --
                                                    1999     140,000     25,000       48,500
                                                    1998      90,000         --           --
Robert S. Yingling(4)
  Chief Financial Officer.........................  2000     183,120     25,000           --
                                                    1999      90,000     70,000      107,000
                                                    1998          --         --           --
Frederic Bien(5)
  Chief Technology Officer........................  2000      55,883     80,000           --
                                                    1999          --         --           --
                                                    1998          --         --           --
Edward Catto(6)
  Vice President, Marketing.......................  2000     125,880      5,000           --
                                                    1999          --         --           --
                                                    1998          --         --           --

---------------
(1) Options were granted under BigStar's Plan and generally vest 25% beginning one year subsequent to the date of grant with the remaining 75% vesting monthly during the following 36 months.

(2) Mr. Friedensohn's options granted in 1999 were repriced in 2000.

(3) Mr. Levitsky resigned from BigStar in December 2000.

(4) Mr. Yingling resigned from BigStar in January 2001.

(5) Mr. Bien resigned from BigStar in October 2000.

(6) Mr. Catto has not been employed with BigStar since October 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2000. BigStar has never granted any stock appreciation rights. Except for certain options granted to Mr. Friedensohn at above market value in accordance with the Plan, the exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant as determined by the Board.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                              % OF TOTAL                                     VALUE AT ASSUMED
                               NUMBER OF       OPTIONS                                    ANNUAL RATES OF STOCK
                              SECURITIES      GRANTED TO    EXERCISE                      PRICE APPRECIATION FOR
                              UNDERLYING     EMPLOYEES IN   OR BASE                           OPTION TERM(1)
                                OPTIONS         FISCAL       PRICE                        ----------------------
NAME                         GRANTED(#)(1)     YEAR(2)       ($/SH)    EXPIRATION DATE      5%($)       10%($)
----                         -------------   ------------   --------   ----------------   ---------   ----------
David Friedensohn..........     109,445          6.38%       $ 1.00     March 14, 2004     $21,653     $ 46,277
                                 84,555          4.93%       $ 1.00     March 14, 2004     $16,729     $ 35,752

David Levitsky(3)..........      48,500          2.83%       $ 1.00    January 1, 2004     $ 9,031     $ 19,204

Robert S. Yingling(4)......       8,730          0.51%       $ 1.00    January 31, 2009    $ 4,487     $ 10,897
                                 88,710          5.17%       $ 1.00     March 31, 2009     $46,909     $114,567
                                  8,290          0.48%       $ 1.00     March 31, 2009     $ 4,384     $ 10,706

Frederic Bien(5)...........      50,000          2.91%       $ 2.00      May 14, 2010      $62,889     $159,374
                                 50,000          2.91%       $ 1.00      May 14, 2010      $30,654     $ 77,238

Edward Catto(6)............       6,000          0.35%       $4.125     March 30, 2010     $15,565     $ 39,445
                                  6,000          0.35%       $ 1.00     July 16, 2010      $ 3,773     $  9,562
                                 38,000          2.21%       $ 1.00    October 20, 2009    $21,820     $ 54,201
                                  6,000          0.35%       $ 1.00     March 30, 2010     $ 3,631     $  9,124

---------------

(1) Based on options to purchase an aggregate of 1,716,145 shares of Common Stock granted under the Plan by BigStar in the year ended December 31, 2000 to employees, consultants and directors of BigStar.

(2) Based upon the exercise price, which was equal to the fair market value on the date of grant, and annual appreciation at the rate stated on such price through the expiration date of the options. Amounts represented hypothetical gains that could be achieved for the options if exercised at the end of the term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission (the "Commission") and do not represent BigStar's estimate or projection of the future stock price. Actual gains, if any, are contingent upon the continued employment of the Named Executive Officer through the expiration date, as well as being dependent upon the general performance of the Common Stock. The potential realizable values have not taken into account amounts required to be paid for federal income taxes.

(3) Mr. Levitsky resigned from BigStar in December 2000.

(4) Mr. Yingling resigned from BigStar in January 2001.

(5) Mr. Bien resigned from BigStar in October 2000.

(6) Mr. Catto has not been employed by BigStar since October 2000.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning exercisable and unexercisable options held as of December 31, 2000. No options were exercised during fiscal 2000 by any of the officers. No stock appreciation rights were exercised during 2000 and no stock appreciation rights were outstanding as of December 31, 2000.

                                                                                    VALUE OF UNEXERCISED
                                                    NUMBER OF UNDERLYING            IN-THE-MONEY OPTIONS
                                                        UNEXERCISED               AT DECEMBER 31, 2000($)
                                                ----------------------------    ----------------------------
NAME                                            EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                            -----------    -------------    -----------    -------------
David Friedensohn.............................     84,875         109,107               0               0
David Levitsky(1).............................          0               0               0               0
Robert S. Yingling(2).........................     68,007          37,723               0               0
Frederic Bien(3)..............................          0               0               0               0
Edward Catto(4)...............................     11,083          38,917               0               0

---------------

(1) Mr. Levitsky resigned from BigStar in December 2000

(2) Mr. Yingling resigned from BigStar in January 2001.

(3) Mr. Bien resigned from BigStar in October 2000.

(4) Mr. Catto has not been employed by BigStar since October 2000.

EMPLOYMENT AGREEMENTS

     In March 1999, BigStar entered into an employment agreement with David Friedensohn. The agreement provides for Mr. Friedensohn to be employed as Chief Executive Officer of BigStar for an unspecified period of time. As a result, either BigStar or Mr. Friedensohn may terminate the employment relationship at any time. Pursuant to the agreement, BigStar shall nominate Mr. Friedensohn to serve on the Board. The agreement obligates BigStar to pay Mr. Friedensohn an annual salary of $200,000 in 2000 and $250,000 in 2001. BigStar will also pay Mr. Friedensohn a guaranteed bonus of $40,000 in 2000 and $150,000 in 2001. In addition, Mr. Friedensohn was granted options to purchase 194,000 shares of Common Stock at an exercise price of $4.12 per share pursuant to the Plan. On July 17, 2000, the Compensation Committee of the Board approved an adjustment to the exercise price to be equal to the closing price of BigStar's Common Stock on July 17, 2000 for all options held by BigStar's employees, including BigStar's executive officers and certain consultants. The closing price of BigStar's Common Stock on July 17, 2000 was $1.00. The options vest in equal installments over 48 months and are exercisable until the earlier of five years or 90 days after Mr. Friedensohn's termination of employment. If terminated without cause, Mr. Friedensohn will be entitled to severance pay equal to two years of his then current base salary.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report on the compensation policies, components and decisions of BigStar for 2000 with respect to its executive officers is presented by the Compensation Committee of the Board, which is currently composed of two members:
Jeff Soinski and Daniel John Woods. All current members of the Compensation Committee are outside directors as defined by Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee administers BigStar's stock option and incentive plans and consults generally with management on matters concerning executive compensation.

EXECUTIVE COMPENSATION PHILOSOPHY

     BigStar's compensation philosophy for executive officers is to relate compensation to the attainment of corporate and individual goals and increases in stockholder value. The executive compensation policies of the Compensation Committee are designed to provide a total compensation package that is competitive and enables BigStar to attract, motivate, reward and retain key executives and employees who contribute to BigStar's long-term success. Executive compensation policies seek to reward the achievement of BigStar's short-term and long-term strategic goals, by linking executive officer compensation and stockholder interests through grants of awards under the stock option plans and by recognizing individual contributions to BigStar's performance. The compensation of BigStar's Named Executive Officers in 2000 consisted of base salaries, bonuses and stock options.

2000 EXECUTIVE COMPENSATION

     The compensation of BigStar's executive officers, including the Chief Executive Officer, consists of a combination of salary, incentive bonuses, stock options and the participation in various other plans, such as BigStar's 401(k) plan and medical and dental plans.

     Base Salary. Salaries for executive officers for 2000 were determined by the Compensation Committee on an individual basis.

     Annual Incentive Awards. BigStar's executive officers are eligible for cash bonus awards. Awards under this program are based on individual performance objectives and on the attainment of specific company performance measures established each year.

     Long-Term Incentive Awards. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of BigStar's stockholders and encourages executives to remain in BigStar's employ. BigStar grants stock options in accordance with the Plan. Grants are awarded based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of BigStar's financial and strategic objectives, and industry practices and norms.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David Friedensohn's base salary for 2000 was $200,000 with a bonus of $40,000 in accordance with his employment agreement. In 2001, Mr. Friedensohn will receive a base salary of $250,000 and a bonus of $150,000 in accordance with his employment agreement. In March 1999, Mr. Friedensohn was granted 194,000 options to purchase BigStar's Common Stock with an exercise price of $4.12. These options were later repriced at $1.00.

                                          THE COMPENSATION COMMITTEE
                                          /s/ Jeff Soinski
                                          /s/ Daniel John Woods

                         TEN-YEAR OPTION/SAR REPRICINGS

                                              NUMBER OF
                                              SECURITIES    MARKET PRICE                                  LENGTH OF
                                              UNDERLYING    OF STOCK AT    EXERCISE PRICE              ORIGINAL OPTION
                                             OPTIONS/SARS     TIME OF        AT TIME OF       NEW      TERM REMAINING
                                             REPRICED OR    REPRICING OR    REPRICING OR    EXERCISE     AT DATE IF
                                               AMENDED       AMENDMENT       AMENDMENT       PRICE      REPRICING OR
NAME                             DATE            (#)            ($)             ($)           ($)         AMENDMENT
----                         -------------   ------------   ------------   --------------   --------   ---------------
David Friedensohn(1).......  July 17, 2000     194,000          1.00            4.12          1.00      2 years, 10
                                                                                                          months

---------------
(1) No other Named Executive Officer besides Mr. Friedensohn has been employed with BigStar in the preceding 30 days, and pursuant to the Plan, owns any BigStar options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

                         SECURITY OWNERSHIP OF CERTAIN
                  BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 29, 2001 of (i) each person known by BigStar to beneficially own more than 5% of the Common Stock, (ii) each director or director nominee of BigStar, (iii) each executive officer of BigStar for whom information is given in the Summary Compensation Table in this proxy statement, and (iv) all directors and executive officers of BigStar as a group.

                                                                NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY HELD(1)    PERCENT OF CLASS
------------------------                                      --------------------    ----------------
David Friedensohn(2)........................................       1,298,404                16.1%
I. Martin Pompadur(3).......................................          41,319                   *
Jeff Soinski(4).............................................          33,471                   *
Daniel John Woods(5)........................................          28,683                   *
All directors and executive officers as a group (4
  persons)..................................................       1,401,878                17.4%
BS Acquisition Group LLC(6)
  1385 Broadway
  Suite 1407
  New York, NY 10018........................................         900,200                11.3%

---------------
 *  Less than one percent of the outstanding Common Stock.

(1) Unless otherwise indicated, the address for each listed director or officer is c/o BigStar Entertainment, Inc., 19 Fulton Street, 5th Floor, New York, New York 10038-2100. As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired within 60 days from April 29, 2001 through the exercise of any option or warrant. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. The amounts and percentages are based upon 7,956,115 shares of Common Stock outstanding as of April 29, 2001.

(2) Includes 113,180 shares beneficially owned by Mr. Friedensohn issuable upon the exercise of options to purchase Common Stock.

(3) Represent 41,319 shares of Common Stock beneficially owned by Mr. Pompadur issuable upon the exercise of options to purchase Common Stock.

(4) Includes 31,971 shares of Common Stock beneficially owned by Mr. Soinski issuable upon the exercise of options to purchase Common Stock.

(5) Includes 28,183 shares of Common Stock beneficially owned by Mr. Woods issuable upon the exercise of options to purchase Common Stock.

(6) Based solely on information contained in Schedule 13G/A dated April 4, 2001 filed with the Commission. Ruben Azrak is the sole managing member of BS Acquisition Group LLC, a Delaware limited liability company.

                              CERTAIN TRANSACTIONS

     On April 12, 2000, Stuart Goldfarb, William Lansing, Marleen McDaniel, I. Martin Pompadur and D. Jonathan Merriman, all directors or former directors of BigStar, were each granted stock options under the Plan to purchase 35,000 shares of Common Stock at an exercise price equal to $2.75 per share, exercisable at any time prior to April 12, 2005. The options vest monthly over a 12-month period.

     In December 2000, BigStar repurchased 802,758 shares of Common Stock from Storie Partners, a former principal stockholder.

     In February 2001, BigStar repurchased the 1,428,571 shares of Common Stock from ValueVision, a former principal stockholder.

     BigStar has entered into indemnification agreements with its officers and directors containing provisions which may require BigStar, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors, other than liabilities arising from willful misconduct of a culpable nature, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

                       PERFORMANCE MEASUREMENT COMPARISON

     BigStar completed its initial public offering on August 2, 1999, at which time BigStar's Common Stock first became publicly traded.

                COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN*
                       AMONG BIGSTAR ENTERTAINMENT, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE JP MORGAN H & Q INTERNET 100 INDEX

                              [BAR GRAPH TO COME]

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 2002 Annual Meeting of Stockholders, for inclusion in BigStar's proxy statement and form of proxy relating to that meeting, must be received by BigStar at its offices in New York, New York, addressed to the Secretary, not later than January 10, 2002. Such proposals must comply with BigStar's Amended and Restated Bylaws and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

     In addition, Rule 14a-4 of the 1934 Act governs Securities Exchange Act of 1934 use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to BigStar's 2002 Annual Meeting, if BigStar is not provided notice of a stockholder proposal prior to March 26, 2002, BigStar will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder requires BigStar's officers and directors, and persons who own more than 10% of a registered class of BigStar's equity securities, to file certain reports regarding ownership of, and transactions in, BigStar's securities with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. Based solely on a review of copies of such reports furnished to BigStar, or written representations that no reports were required, BigStar believes that its executive officers and directors have complied with the
Section 16(a) requirements except that Form 4 statements for October 2000 for Mr. Jeff Soinski and Mr. Daniel John Woods which were filed late.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee hereby reports as follows:

          1. The Audit Committee has reviewed and discussed the audited financial statements with BigStar's management.

          2. The Audit Committee has discussed with Arthur Andersen, LLP, BigStar's independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

          3. The Audit Committee has received the written disclosures and the letter from Arthur Andersen, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and has discussed with Arthur Andersen, LLP their independence.

          4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of BigStar, and the Board has approved, that the audited financial statements be included in BigStar's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Commission.

                                          /s/ Jeff Soinski

                                          /s/ Daniel John Woods

                            AUDIT AND NONAUDIT FEES

     For the fiscal year ended December 31, 2000, fees for services provided by Arthur Andersen, LLP were as follows:

A.  Audit                                                       $59,000
B.  Financial Information Systems Design and Implementation     $     0
C.  All Other Fees                                              $51,940

                                 OTHER MATTERS

     At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement that would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

A COPY OF BIGSTAR'S FORM 10-K REPORT FOR FISCAL YEAR 2000, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST. PLEASE WRITE TO:

                            BIGSTAR ENTERTAINMENT, INC.
                            19 FULTON STREET, 5TH FLOOR
                            NEW YORK, NEW YORK 10038-2100

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ David Friedensohn
                                         David Friedensohn
                                         Chief Executive Officer and Chairman of
                                         the Board

Dated: May 9, 2001

                           BIGSTAR ENTERTAINMENT, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 5, 2001
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           BIGSTAR ENTERTAINMENT, INC.

         The undersigned hereby appoints David Friedensohn as Proxy, with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock, $0.001 par value per share, of BigStar Entertainment, Inc. (the "Company") held of record by the undersigned on May 2, 2001 at the Annual Meeting of Stockholders to be held on June 5, 2001 or any adjournment or adjournments thereof.


         [ ] FOR ALL THE NOMINEES LISTED BELOW [ ] WITHHOLD AUTHORITY (except as marked to the contrary below) to vote for all nominees listed below

                  Jeff Soinski
                  Daniel John Woods

         (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)


         In his discretion, the Proxy is authorized to vote upon other business as may come before the meeting.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposal 1.

                                      Dated: _________________________ , 2001

                                      _______________________________________
                                                        (Signature)
                                      _______________________________________
                                                        (Signature)

                                      PLEASE SIGN HERE

                                      Please date this proxy and sign your name exactly as it appears hereon.

                                      Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

      PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.